UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2013

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eDiets.com, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	000-30559	56-0952883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 SW 12th Avenue

Suite 210

Pompano Beach, FL 33069

(Address of principal executive offices) (Zip Code)

(954) 360-9022

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders

At the eDiets.com, Inc. (the “Company”) special meeting of stockholders held on February 27, 2013, one proposal was submitted to and approved by the Company’s stockholders.  Of 14,310,534 shares outstanding and entitled to vote at the special meeting, 10,341,427 were present in person or by proxy.  The proposal is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on February 11, 2013 and in the Company’s additional definitive soliciting materials filed with the SEC on February 20, 2013.  The following is a summary of the voting results for the matter presented to the stockholders:

Proposal  1 – Adopt the Merger Agreement

	Votes For	Votes Against	Votes Abstain	Broker Non-Vote
To adopt the Merger Agreement	10,340,728	460	239	—

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eDiets.com, Inc.

By:	/s/ Kevin A. Richardson, II
Kevin A. Richardson, II
Principal Financial and Accounting Officer

Date: February 28, 2013